Greenidge Generation Reports Financial and Operating Results for the Fourth Quarter and Full Year 2023

Results Include Q4 Net Income of $2.7 million, Adjusted EBITDA of $3.6 million and
Earnings Per Share of $0.36

Ongoing Transformation and Growth of Business Continues with Recent Expansion
Dresden, NY – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”), a vertically integrated cryptocurrency datacenter and power generation company, announced financial and operating results for the fourth quarter and fiscal year ended December 31, 2023 and provided an update on the actions the Company has taken to continue the transformation of the business.

Fourth Quarter 2023 Financial Results:

•Total revenue of $19.6 million;
•Net income from continuing operations of $2.7 million, above guidance of $1.4 million to $2.4 million;
•Adjusted EBITDA of $3.6 million, above guidance of $1.6 million to $2.6 million;
•Earnings per share of $0.36, above guidance of $0.18 to $0.32;
•Cryptocurrency datacenter self-mining revenue of $7.2 million;
•Cryptocurrency datacenter hosting revenue of $10.7 million; and
•Power and capacity revenue of $1.7 million.

Full Year 2023 Financial Results & Highlights:

•Total revenue of $70.4 million;
•Debt reduced by 54% to $72 million from $157.3 million;
•Diversified revenue stream through hosting arrangements;
•Partnership announced with Infinite Reality, Inc. to enter AI and HPC datacenter space;
•GAAP net loss from continuing operations of $29.0 million, including $4.0 million of noncash impairment charges and $2.4 million from remeasurement of environmental liabilities;
•Adjusted EBITDA of $153,000; and
•Restructured executive team and reduced going-forward SG&A costs.

Recent First Quarter 2024 Highlights:

•Significant expansion of power capacity, with the addition of 100 MW of low-cost power capacity:

oSecured access to 60 MW in South Carolina for development of datacenter;
oAcquired site in Mississippi with 32.5 MW of mining capacity;
oLeased site in North Dakota with 7.5 MW of mining capacity;
•$6 million initial investment from Armistice Capital to support ongoing business transformation;
•Ongoing deployment of 2,700 miners that were idle in Q4 2023;
•Continued to optimize SG&A structure;
•Development of GPU datacenter pilot program;
•Development of EPCM, O&M and GREE Pod offerings; and
•Evaluation of future sites with significant low-cost power capacity.

Greenidge ended the fourth quarter with $13.3 million of cash and $68.7 million of debt at book value. In aggregate, Greenidge reduced its debt by $85.3 million in 2023, representing over 54% of its total debt. For the full year of 2023, Greenidge produced 2,938 bitcoin, of which 891 were produced by Greenidge-owned miners and 2,047 were produced through our datacenter hosting.

Greenidge CEO Jordan Kovler commented: “The strong progress we made throughout 2023 has helped us to better position Greenidge for the future. After significantly reducing both our debt load and future SG&A expenses, we focused our efforts this quarter on the prudent deployment of idle miners as well as on increasing our access to low-cost power for datacenter development and bitcoin hosting and self-mining. Our team’s collective efforts enabled us to deliver $0.36 in earnings per share and $3.6 million in adjusted EBITDA in the fourth quarter, beating our previous guidance. We are excited about the opportunities ahead as we continue to execute on our plan to further expand our reach into low-cost power centers, grow our EPCM business and AI infrastructure/data center footprint, while developing innovative approaches to embrace increased interest in Bitcoin.”

Greenidge will be presenting at the Planet MicroCap Showcase: Vegas 2024 on May 1, 2024 at 4:00pm PST and will file an updated investor presentation in advance of the event. In lieu of a conference call, Greenidge CEO Jordan Kovler will be answering questions at the conclusion of the presentation and holding 1x1 investor meetings. To attend and access the live presentation, please visit https://www.webcaster4.com/Webcast/Page/3026/50312.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information
To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

Contacts
Investors
Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media

Longacre Square Partners
Charlotte Kiaie / Kate Sylvester
646-386-0091
greenidge@longacresquare.com

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